UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):        April 20, 2016

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35328	45-3117900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Aegion Corporation (the “Company”) held its 2016 Annual Meeting (the “Annual Meeting”) of Stockholders on April 20, 2016. Six proposals were submitted to the Company’s stockholders at the Annual Meeting. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 11, 2016. The final results for the votes regarding each proposal are set forth below. As of the February 24, 2016 record date for the Annual Meeting, there were 35,486,756 shares of common stock outstanding and entitled to vote, of which 33,322,119 shares of common stock were represented in person or by proxy at the Annual Meeting.

1.    The stockholders elected nine directors to the Company’s Board of Directors to hold office for a one-year term until the annual meeting of stockholders in 2017 or until their successors are duly elected and qualified. The votes regarding this proposal were as follows:

Director	Votes For (% of votes cast)	Votes Withheld	Broker Non-Vote
Stephen P. Cortinovis	26,774,291 (86.80%)	4,072,626	2,475,202
Christopher B. Curtis	30,171,341 (97.81%)	675,576	2,475,202
Stephanie A. Cuskley	30,147,496 (97.73%)	699,421	2,475,202
Walter J. Galvin	29,708,172 (96.31%)	1,138,745	2,475,202
Charles R. Gordon	30,172,485 (97.81%)	674,432	2,475,202
Juanita H. Hinshaw	30,148,893 (97.74%)	698,024	2,475,202
M. Richard Smith	27,430,508 (88.92%)	3,416,409	2,475,202
Alfred L. Woods	30,144,721 (97.72%)	702,196	2,475,202
Phillip D. Wright	30,174,175 (97.82%)	672,742	2,475,202

2.    The stockholders approved an advisory resolution relating to executive compensation. The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
29,341,823 (95.12%)	1,363,991	141,103	2,475,202

3.    The stockholders approved the Aegion Corporation 2016 Employee Equity Incentive Plan. The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
29,570,127 (95.86%)	1,226,778	50,012	2,475,202

4.    The stockholders approved the Aegion Corporation 2016 Executive Performance Plan. The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
26,231,249 (85.03%)	3,613,466	1,002,202	2,475,202

5.    The stockholders approved the Aegion Corporation 2016 Non-Employee Director Equity Plan. The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
29,735,544 (96.39%)	1,053,170	58,203	2,475,202

6.    The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2016. The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
32,789,890 (98.40%)	504,881	27,348	0

*     *     *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

By:	/s/ David F. Morris
David F. Morris
Executive Vice President, General Counsel and Chief Administrative Officer

Date: April 25, 2016